2024 Fourth Quarter & Full Year February 4, 2025

2 Highlights Revenue • Q4 2024 organic revenue growth +5.2% year-over- year • Led by strong growth in Media & Advertising across all geographies, particularly in the U.S. Income • Q4 operating income + 6.0%, Adj. EBITA +6.6% to $722.2 million with a 16.7% margin(i) • Q4 diluted EPS +6.1%, Non-GAAP adjusted diluted EPS + 6.6% to $2.41(i) Business update • Flywheel won new business with Nestlé USA, Beiersdorf and, with OMG, Boehringer Ingelheim • OMG led the industry in new & retained business in 2024 according to COMvergence, and was awarded the highest industry score by Forrester (Nov 2024) for media management services • At CES, we announced a unique extended purchase data partnership with Amazon, and innovative search solutions with Google & TikTok • We announced the proposed acquisition of IPG on Dec 9 (see Slide 13) Capital allocation • FY 2024 FCF +4.2%. Operating capital improved by $231.7 million to a use of $231.2 million • $370.7 million in share repurchases in FY 2024 • $552.7 million in dividends paid in FY 2024 • 37.9% Return on Equity and 24.9% Return on Invested Capital for the 12 months ended December 31, 2024 (i) See Non-GAAP reconciliations on pages 18 - 21.

3 Fourth Quarter Full Year 2024 2023 2024 2023 Revenue $ 4,322.2 $ 4,060.9 $ 15,689.1 $ 14,692.2 Operating Expenses (a) 3,636.9 3,414.2 13,414.5 12,587.5 Operating Income 685.3 646.7 2,274.6 2,104.7 Net Interest Expense 38.1 26.8 147.0 111.8 Income Tax Expense(b) 170.6 164.2 560.5 524.9 Income from Equity Method Investments 2.3 2.1 6.9 5.2 Net Income Attributed to Noncontrolling Interests 30.9 32.1 93.4 81.8 Net Income - Omnicom Group Inc.(a)(b) $ 448.0 $ 425.7 $ 1,480.6 $ 1,391.4 Diluted Shares 198.4 199.5 198.6 201.4 Net Income per Share - Diluted(a)(b) $ 2.26 $ 2.13 $ 7.46 $ 6.91 Non-GAAP Adjusted Net Income per Share - Diluted(a)(b)(5) $ 2.41 $ 2.26 $ 8.06 $ 7.64 Dividends Declared Per Common Share $ 0.70 $ 0.70 $ 2.80 $ 2.80 Income Statement Summary In millions except per share amounts. See Notes on page 14 and non-GAAP reconciliations on pages 18 - 21.

4 Revenue Change Fourth Quarter Full Year $ % ∆ $ % ∆ Prior Period Revenue $ 4,060.9 $ 14,692.2 Foreign exchange rate impact(1) (24.2) (0.6) % (65.5) (0.4) % Acquisition revenue, net of disposition revenue(2) 73.3 1.8% 293.7 2.0 % Organic growth(3) 212.2 5.2% 768.7 5.2 % Current Period Revenue $ 4,322.2 6.4% $ 15,689.1 6.8 % In millions. See Definitions (1) through (3) on page 14.

5 Revenue by Discipline Fourth Quarter Full Year Revenue % of Rev % Growth % Organic Growth(3) Revenue % of Rev % Growth % Organic Growth(3) Media & Advertising $ 2,428.9 56.2% 5.9% 7.1 % Media & Advertising $ 8,466.2 54.0% 7.3% 7.8 % Precision Marketing 482.9 11.2% 33.8% 9.1 % Precision Marketing 1,820.9 11.6% 23.6% 3.8 % Public Relations 456.3 10.5% 9.3% 10.3 % Public Relations 1,679.2 10.7% 6.4% 3.7 % Healthcare 339.3 7.9% (3.9) % (4.3) % Healthcare 1,354.7 8.5% (0.6) % (0.4) % Branding & Retail Commerce 194.4 4.5% (12.4) % (11.6) % Branding & Retail Commerce 792.9 5.1% (7.1) % (6.2) % Experiential 208.5 4.8% 1.3% 4.9 % Experiential 731.5 4.7% 12.3% 15.4 % Execution & Support 211.9 4.9% 2.1% 1.8 % Execution & Support 843.7 5.4% (4.2) % (0.5) % Total $ 4,322.2 100.0% 6.4% 5.2 % Total $ 15,689.1 100.0% 6.8% 5.2 % In millions. See Definition (3) on page 14.

6 Fourth Quarter Revenue % of Rev % Growth % Organic Growth(3) United States $ 2,187.5 50.6% 12.8% 9.9 % Other North America 119.4 2.8% (2.5) % 0.1 % United Kingdom 448.8 10.4% 6.0% 1.2 % Euro Markets & Other Europe 801.7 18.5% (3.3) % (2.1) % Asia Pacific 523.0 12.1% 3.2% 1.8 % Latin America 131.1 3.0% 1.8% 16.1 % Middle East & Africa 110.7 2.6% 0.1% 1.7 % Total $ 4,322.2 100.0% 6.4% 5.2 % Revenue by Region Full Year Revenue % of Rev % Growth % Organic Growth(3) United States $ 8,186.5 52.2% 9.6% 6.8 % Other North America 463.7 3.0% (3.3) % (1.5) % United Kingdom 1,700.5 10.8% 7.1% 2.7 % Euro Markets & Other Europe 2,738.5 17.4% 2.2% 2.8 % Asia Pacific 1,847.0 11.8% 3.9% 3.8 % Latin America 433.7 2.8% 12.1% 17.2 % Middle East & Africa 319.2 2.0% 3.1% 5.2 % Total $ 15,689.1 100.0% 6.8% 5.2 % In millions. See Definition (3) on page 14.

7 Fourth Quarter Full Year 2024 2023 2024 2023 Pharma & Health 16% 16% 16% 16% Food & Beverage 15% 15% 15% 15% Auto 12% 12% 12% 12% Consumer Products 10% 8% 10% 8% Technology 8% 8% 8% 8% Financial Services 7% 8% 7% 8% Travel & Entertainment 7% 7% 7% 7% Retail 7% 6% 6% 6% Telecommunications 4% 4% 3% 4% Government 3% 4% 4% 4% Services 2% 2% 3% 2% Oil, Gas & Utilities 2% 2% 2% 2% Not-for-Profit 1% 1% 1% 1% Education 1% 1% 1% 1% Other 5% 6% 5% 6% Total 100% 100% 100% 100% Revenue by Industry Sector Note: Prior year period amounts conform to the current period presentation.

8 Operating Expense Detail Fourth Quarter Full Year 2024 % of Rev 2023 % of Rev 2024 % of Rev 2023 % of Rev Revenue $ 4,322.2 $ 4,060.9 $ 15,689.1 $ 14,692.2 Operating expenses: Salary and related costs 1,910.3 44.2% 1,906.1 46.9% 7,441.4 47.4% 7,212.8 49.1 % Third-party service costs(c) 1,054.8 24.4% 884.0 21.8% 3,348.6 21.3% 2,917.9 19.9 % Third-party incidental costs(d) 178.7 4.1% 163.9 4.0% 642.5 4.1% 570.5 3.9 % Total salary and service costs 3,143.8 2,954.0 11,432.5 10,701.2 Occupancy and other costs 320.5 7.4% 290.9 7.2% 1,274.4 8.1% 1,168.8 8.0 % Real estate and other repositioning costs(a) — — % — — % 57.8 0.4% 191.5 1.3 % Gain on disposition of subsidiary(a) — — % — — % — — % (78.8) (0.5) % Cost of services 3,464.3 3,244.9 12,764.7 11,982.7 Selling, general and administrative expenses 112.3 2.6% 115.6 2.8% 408.1 2.6% 393.7 2.7 % Depreciation and amortization 60.3 1.4% 53.7 1.3% 241.7 1.5% 211.1 1.4 % Total operating expenses 3,636.9 84.1% 3,414.2 84.1% 13,414.5 85.5% 12,587.5 85.7 % Operating Income(a) $ 685.3 $ 646.7 $ 2,274.6 $ 2,104.7 In millions. See Notes on page 14.

9

Income Statement Summary - Non-GAAP Adjusted

Fourth Quarter

	Reported 2024	Non-GAAP Adjs.	Non-GAAP Adj. 2024	Reported 2023	Non-GAAP Adjs.	Non-GAAP Adj. 2023
Revenue	**$4,322.2**	**$—**	**$4,322.2**	$4,060.9	$—	$4,060.9
Operating Expenses:						
Operating Expenses[a]	**3,636.9**	**(14.6)**	**3,622.3**	3,414.2	(14.5)	3,399.7
Operating Income[a]	**685.3**	**14.6**	**699.9**	646.7	14.5	661.2
Operating Income Margin %	***15.9 %***		***16.2 %***	*15.9 %*		*16.3 %*
Net Interest Expense	**38.1**			26.8		
Income Tax Expense[b]	**170.6**			164.2		
Income Tax Rate	**26.4 %**			26.5 %		
Income from Equity Method Investments	**2.3**			2.1		
Net Income Attributed to Noncontrolling Interests	**30.9**			32.1		
Net Income - Omnicom Group Inc.[a][b]	**$ 448.0**			$ 425.7		
Net Income per Share - Diluted[a][b]	**$ 2.26**			$ 2.13		
Non-GAAP Measures:						
EBITA[5]	**$ 707.6**	**$14.6**	**$ 722.2**	$ 663.3	$14.5	$ 677.8
EBITA Margin %	***16.4 %***		***16.7 %***	*16.3 %*		*16.7 %*
Reported Net Income per Share - Diluted[a][b]	**$ 2.26**			$ 2.13		
After-tax amortization per diluted share[5]			**$ 0.08**			$ 0.06
Real estate and other repositioning costs per diluted share[a][b]			**$ —**			$ —
Gain on disposition of subsidiary per diluted share[a][b]			**$ —**			$ —
Acquisition Transaction Costs			**$ 0.07**			$ 0.07
Non-GAAP Adjusted Net Income per Share - Diluted[5]			**$ 2.41**			$ 2.26

Full Year

	Reported 2024	Non-GAAP Adjs.	Non-GAAP Adj. 2024	Reported 2023	Non-GAAP Adjs.	Non-GAAP Adj. 2023
Revenue	**$15,689.1**	**$—**	**$15,689.1**	$14,692.2	$—	$14,692.2
Operating Expenses:						
Operating Expenses[a]	**13,414.5**	**(72.4)**	**13,342.1**	12,587.5	(127.2)	12,460.3
Operating Income[a]	**2,274.6**	**72.4**	**2,347.0**	2,104.7	127.2	2,231.9
Operating Income Margin %	***14.5 %***		***15.0 %***	*14.3 %*		*15.2 %*
Net Interest Expense	**147.0**			111.8		
Income Tax Expense[b]	**560.5**			524.9		
Income Tax Rate	**26.3 %**			26.3 %		
Income from Equity Method Investments	**6.9**			5.2		
Net Income Attributed to Noncontrolling Interests	**93.4**			81.8		
Net Income - Omnicom Group Inc.[a][b]	**$ 1,480.6**			$ 1,391.4		
Net Income per Share - Diluted[a][b]	**$ 7.46**			$ 6.91		
Non-GAAP Measures:						
EBITA[5]	**$ 2,362.1**	**$72.4**	**$2,434.5**	$ 2,166.5	$127.2	$2,293.7
EBITA Margin %	***15.1 %***		***15.5 %***	*14.7 %*		*15.6 %*
Reported Net Income per Share - Diluted[a][b]	**$ 7.46**			$ 6.91		
After-tax amortization per diluted share[5]			**$ 0.32**			$ 0.23
Real estate and other repositioning costs per diluted share[a][b]			**$ 0.22**			$ 0.72
Gain on disposition of subsidiary per diluted share[a][b]			**$ —**			$ (0.28)
Acquisition Transaction Costs			**$ 0.06**			$ 0.06
Non-GAAP Adjusted Net Income per Share - Diluted[5]			**$ 8.06**			$ 7.64

In millions except per share amounts. See Notes on page 14 and Non-GAAP reconciliations on pages 18 - 21.

Omnicom

10 Cash Flow Performance Year Ended December 31, 2024 2023 Free Cash Flow(4) $ 1,964.7 $ 1,884.8 Primary Uses of Cash: Dividends paid to Common Shareholders 552.7 562.7 Dividends paid to Noncontrolling Interest Shareholders 85.4 70.9 Capital Expenditures 140.6 78.4 Acquisition payments, including payment of contingent purchase price obligations, and acquisition of additional noncontrolling interests 998.1 248.6 Stock Repurchases 370.7 570.8 Proceeds from Stock Plans (102.1) (35.6) Primary Uses of Cash(4) 2,045.4 1,495.8 Net Free Cash Flow(4) $ (80.7) $ 389.0 In millions. See Definition (4) on page 14 and Non-GAAP reconciliations on pages 18 - 21.

11 Credit & Liquidity $ Millions Year Ended December 31, 2024 2023 EBITDA(5) $ 2,516.3 $ 2,315.8 Total Debt / EBITDA 2.4 x 2.4 x Net Debt(6) / EBITDA 0.7 x 0.5 x Debt Bank Loans (Due Less Than 1 Year) $ 21.3 $ 10.9 USD-denominated Senior Notes 4,000.0 4,150.0 EUR-denominated Senior Notes 1,665.1 1,106.0 GBP-denominated Senior Notes 407.9 413.9 Other (37.7) (30.3) Total Debt $ 6,056.6 $ 5,650.5 Cash and Equivalents 4,339.4 4,432.0 Short Term Investments — — Net Debt(6) $ 1,717.2 $ 1,218.5 In millions. See Definitions (5) and (6) on page 14 and Non-GAAP reconciliations on pages 18 - 21.

12 Historical Returns Return on Invested Capital (ROIC)(7) Return on Equity(8) Twelve months ended December 31, 2024 24.9 % Twelve months ended December 31, 2024 37.9 % Twelve months ended December 31, 2023 25.8 % Twelve months ended December 31, 2023 40.5 % In millions. See Definitions (7) and (8) on page 14.

13 + Strategic Rationale • OMC & IPG clients and employees both benefit from access to expanded and improved products and services • Complementary cultures & businesses delivering superior creativity, innovation and effectiveness • Creates the most comprehensive view of consumer behavior and buying habits to deliver performance-driven results Financial • Revenue growth opportunities for both companies • $750 million of expected annual cost synergies with majority achievable within 24 months of closing • Combined company expected to generate over $3 billion in annual FCF for dividends, acquisitions, and share repurchases • Expected to be accretive to adjusted EPS in year 1 Technology • Superior data combination of identities & audience, activation, and outcomes through Acxiom, Omni and Flywheel • Brings together unparalleled data assets to market, fueling the best creative, produced at scale, and activated by the world’s top-ranked media practice to drive measurable sales • Leverage future technology investments across a larger enterprise Timing • Regulatory process underway across relevant markets • Joint proxy statement/prospectus was filed with the SEC on January 30, 2025 • Special meeting of Omnicom shareholders scheduled for March 18, 2025 • Continue to expect closing in the second half of 2025

14Notes (a) For the twelve months ended December 31, 2024, operating expenses included $57.8 million ($42.9 million after-tax) of repositioning costs, primarily related to severance, recorded in the second quarter of 2024. Included in selling, general and administrative expenses in the fourth quarter of 2024 are acquisition transaction costs of $14.6 million ($13.1 million after-tax), related to the proposed merger with IPG. The net impact of these items reduced operating income for 2024 by $72.4 million ($56.0 million after-tax) and reduced diluted net income per share - Omnicom Group Inc. by $0.28. For the twelve months ended December 31, 2023, operating expenses included real estate operating lease impairment charges, severance and other exit costs of $191.5 million ($145.5 million after-tax) related to repositioning actions we took in the first and second quarters of 2023 to reduce our real estate requirements, rebalance our workforce, and consolidate operations in certain markets. In addition, in the second quarter of 2023, we recorded a gain of $78.8 million ($55.9 million after-tax) on the disposition of certain of our research businesses in the Execution & Support discipline. Included in the fourth quarter of 2023 within selling, general and administrative expenses are acquisition transaction costs of $14.5 million ($13.0 million after-tax), primarily related to the purchase of Flywheel Digital in January 2024. The net impact of these items reduced operating income for 2023 by $127.2 million ($102.6 million after-tax) and reduced diluted net income per share - Omnicom Group Inc. by $0.50. (b) Income tax for the twelve months ended December 31, 2024 and 2023 included impacts related to real estate and other repositioning actions and gain on disposition of subsidiary in 2023. (c) Third-party service costs include third-party supplier costs when we act as principal in providing services to our clients. (d) Third-party incidental costs primarily consist of client-related travel and incidental out-of-pocket costs, which we bill back to the client directly at our cost and which we are required to include in revenue. (e) Constant Dollar ("C$") expense is calculated by translating the current period’s local currency expense using the prior period average exchange rates to derive current period C$ expense. The foreign exchange rate impact is the difference between the current period expense in U.S. Dollars and the current period C$ expense. Financial Notes Definitions (1) Foreign exchange rate impact: calculated by translating the current period’s local currency revenue using the prior period average exchange rates to derive current period constant currency revenue. The foreign exchange rate impact is the difference between the current period revenue in U.S. Dollars and the current period constant currency revenue. (2) Acquisition revenue, net of disposition revenue: Acquisition revenue is calculated as if the acquisition occurred twelve months prior to the acquisition date by aggregating the comparable prior period revenue of acquisitions through the acquisition date. As a result, acquisition revenue excludes the positive or negative difference between our current period revenue subsequent to the acquisition date, and the comparable prior period revenue and the positive or negative growth after the acquisition date is attributed to organic growth. Disposition revenue is calculated as if the disposition occurred twelve months prior to the disposition date by aggregating the comparable prior period revenue of disposals through such date. The acquisition revenue and disposition revenue amounts are netted in the presentation on page 4. (3) Organic growth: calculated by subtracting the foreign exchange rate impact, and the acquisition revenue, net of disposition revenue components from total revenue growth. (4) See page 18 for the reconciliation of non-GAAP financial measures, which reconciles Free Cash Flow to the Net Cash Provided by Operating Activities and Net Free Cash Flow to the Net Increase (Decrease) in Cash and Cash Equivalents for the periods presented on page 10. The Free Cash Flow, Primary Uses of Cash and Net Free Cash Flow amounts presented on page 10 are non-GAAP liquidity measures. See page 22 for the definition of Net Free Cash Flow. (5) EBITA, EBITDA, and Non-GAAP Adjusted Net Income per share - Diluted are non-GAAP performance measures. Beginning with the first quarter of 2024, we define EBITA as earnings before interest, taxes, and amortization of acquired intangible assets and internally developed strategic platform assets. As a result, we reclassified the prior year periods to be consistent with the revised definition, which reduced EBITA from previously reported amounts. Non-GAAP Adjusted Net Income per share - Diluted reflects the after-tax effects of amortization of acquired intangible assets and internally developed strategic platform assets. We use EBITA and EBITA margin as additional operating performance measures, which exclude the non-cash amortization expense of acquired intangible assets and internally developed strategic platform assets and allows for comparability of the periods presented. See page 22 for the definition of these measures and pages 19 and 21 for the reconciliation of Non-GAAP financial measures. (6) Net Debt is a non-GAAP liquidity measure. See page 22 for the definition of this measure, which is reconciled in the table on page 11. (7) Return on Invested Capital is After Tax Reported Operating Income (a non-GAAP performance measure – see page 22 for the definition of this measure and page 18 for the reconciliation of non-GAAP financial measures) divided by the average of Invested Capital at the beginning and the end of the period (book value of all long-term liabilities, including those related to operating leases, short-term interest bearing debt, the short-term liability related to operating leases plus shareholders’ equity less cash, cash equivalents, short-term investments, and operating lease right of use assets). (8) Return on Equity is Reported Net Income for the given period divided by the average of shareholders’ equity at the beginning and end of the period. (9) The Free Cash Flow amounts presented on page 16 are non-GAAP liquidity measures. See page 22 for the definition of this measure and page 18 for the reconciliation of the non-GAAP financial measures, which reconciles Free Cash Flow to the Net Cash Provided by Operating Activities for the periods presented on page 16.

15 Appendix

16 Free Cash Flow Year Ended December 31, 2024 2023 Net Income $ 1,574.0 $ 1,473.2 Depreciation and Amortization of Intangible Assets 241.7 211.1 Share-Based Compensation 91.4 84.8 Real estate and other repositioning costs 57.8 191.5 Gain on disposition of subsidiary — (78.8) Other Items to Reconcile to Net Cash Used in Operating Activities, net (0.2) 3.0 Free Cash Flow(9) $ 1,964.7 $ 1,884.8 In millions. See Definition (9) on page 14 and non-GAAP reconciliations on pages 18 - 21.

17Operating Expense Detail - Constant $ Fourth Quarter Full Year 2024 2024 C$(e) 2023 2024 2024 C$(e) 2023 Operating expenses: Salary and related costs $ 1,910.3 $ 1,918.1 $ 1,906.1 $ 7,441.4 $ 7,460.5 $ 7,212.8 Third-party service costs(c) 1,054.8 1,061.8 884.0 3,348.6 3,370.7 2,917.9 Third-party incidental costs(d) 178.7 180.2 163.9 642.5 647.9 570.5 Total salary and service costs 3,143.8 3,160.1 2,954.0 11,432.5 11,479.1 10,701.2 Occupancy and other costs 320.5 322.6 290.9 1,274.4 1,279.5 1,168.8 Real estate and other repositioning costs(a) — — — 57.8 57.8 191.5 Gain on disposition of subsidiary(a) — — — — — (78.8) Cost of services 3,464.3 3,482.7 3,244.9 12,764.7 12,816.4 11,982.7 Selling, general and administrative expenses 112.3 112.8 115.6 408.1 409.4 393.7 Depreciation and amortization 60.3 60.5 53.7 241.7 241.9 211.1 Total operating expenses(a) $ 3,636.9 $ 3,656.0 $ 3,414.2 $ 13,414.5 $ 13,467.7 $ 12,587.5 In millions. See Notes on page 14.

18 Non-GAAP Reconciliations Year Ended December 31, 2024 2023 Net Cash Provided by Operating Activities $ 1,733.5 $ 1,421.9 Operating Activities items excluded from Free Cash Flow: Changes in Operating Capital (231.2) (462.9) Free Cash Flow $ 1,964.7 $ 1,884.8 Net Increase (Decrease) in Cash and Cash Equivalents $ (92.6) $ 150.2 Cash Flow items excluded from Net Free Cash Flow: Changes in Operating Capital (231.2) (462.9) Proceeds from borrowings 1,235.5 — Repayment of Long-term Debt (750.0) — Proceeds from short-term investments — 60.8 Other investing, net (16.0) 190.0 Changes in Short-term Debt, net 12.6 (8.7) Other financing, net (77.4) (55.0) Effect of foreign exchange rate changes on cash and cash equivalents (185.4) 37.0 Net Free Cash Flow $ (80.7) $ 389.0 Year Ended December 31, 2024 2023 Reported Operating Income $ 2,274.6 $ 2,104.7 Effective Tax Rate for the applicable period 26.3% 26.3 % Income Taxes on Reported Operating Income 598.2 553.5 After Tax Reported Operating Income $ 1,676.4 $ 1,551.2 In millions

19

Non-GAAP Reconciliations

	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Net Income - Omnicom Group Inc.[(a)(b)]	**$ 448.0**	$ 425.7	**$ 1,480.6**	$ 1,391.4
Net Income Attributed to Noncontrolling Interests	**30.9**	32.1	**93.4**	81.8
Income From Equity Method Investments	**2.3**	2.1	**6.9**	5.2
Income Tax Expense	**170.6**	164.2	**560.5**	524.9
Income Before Income Taxes and Income From Equity Method Investments	**647.2**	619.9	**2,127.6**	1,992.9
Net Interest Expense	**38.1**	26.8	**147.0**	111.8
Operating Income[(a)(b)]	**685.3**	646.7	**2,274.6**	2,104.7
Amortization of acquired intangible assets and internally developed strategic platform assets[(5)]	**22.3**	16.6	**87.5**	61.8
EBITA	**707.6**	663.3	**2,362.1**	2,166.5
Amortization of other purchased and internally developed software	**4.7**	4.8	**18.1**	18.5
Depreciation	**33.3**	32.3	**136.1**	130.8
EBITDA	**$ 745.6**	$ 700.4	**$ 2,516.3**	$ 2,315.8
EBITA	**$ 707.6**	$ 663.3	**$ 2,362.1**	$ 2,166.5
Real estate and other repositioning costs[(a)]	**—**	—	**57.8**	191.5
Gain on disposition of subsidiary[(a)]	**—**	—	**—**	(78.8)
Acquisition transaction costs	**14.6**	—	**14.6**	14.5
EBITA - Adjusted	**$ 722.2**	$ 677.8	**$ 2,434.5**	$ 2,293.7
Revenue	**$ 4,322.2**	$ 4,060.9	**$ 15,689.1**	$ 14,692.2
EBITA	**$ 707.6**	$ 663.3	**$ 2,362.1**	$ 2,166.5
EBITA Margin %	**16.4 %**	16.3 %	**15.1 %**	14.7 %
EBITA - Adjusted	**$ 722.2**	$ 677.8	**$ 2,434.5**	$ 2,293.7
EBITA Margin % - Adjusted	**16.7 %**	16.7 %	**15.5 %**	15.6 %

In millions. See Notes on page 14.

The above table reconciles the GAAP financial measure of Net Income – Omnicom Group Inc. to the non-GAAP financial measures of EBITDA, EBITA, and EBITA - Adjusted for the periods presented.

See page 22 for definition of non-GAAP financial measures.

Omnicom

20Non-GAAP Reconciliations In millions The above table reconciles the GAAP financial measure of Operating Income to adjusted Non-GAAP financial measure of Non-GAAP Operating Income - Adjusted for the periods presented. Management believes excluding the real estate and other repositioning costs, the gain on the disposition of subsidiary and acquisition transaction costs, provides investors with a better picture of the performance of the business during the periods presented. Fourth Quarter Full Year 2024 2023 2024 2023 Net Income - Omnicom Group Inc.- Reported $ 448.0 $ 425.7 $ 1,480.6 $ 1,391.4 Net Income Attributed To Noncontrolling Interests 30.9 32.1 93.4 81.8 Income From Equity Method Investments 2.3 2.1 6.9 5.2 Income Tax Expense 170.6 164.2 560.5 524.9 Income Before Income Taxes and Income From Equity Method Investments 647.2 619.9 2,127.6 1,992.9 Net Interest Expense 38.1 26.8 147.0 111.8 Operating Income - Reported 685.3 646.7 2,274.6 2,104.7 Real estate and other repositioning costs — — 57.8 191.5 Gain on disposition of subsidiary — — — (78.8) Acquisition transaction costs 14.6 14.5 14.6 14.5 Non-GAAP Operating Income - Adjusted $ 699.9 $ 661.2 $ 2,347.0 $ 2,231.9

21 Fourth Quarter Year to Date 2024 2023 2024 2023 Net Income - Omnicom Group Inc. - Reported $ 448.0 $ 425.7 $ 1,480.6 $ 1,391.4 Impact on Net Income related to: Real estate and other repositioning costs — — 42.9 145.5 Gain on disposition of subsidiary — — — (55.9) Acquisition Transaction Costs 13.1 13.0 13.1 13.0 Amortization of acquired intangible assets and internally developed strategic platform assets 16.5 12.2 64.7 45.7 Non-GAAP Net Income - Omnicom Group Inc. - Adjusted $ 477.6 $ 450.9 $ 1,601.3 $ 1,539.7 Diluted Shares 198.4 199.5 198.6 201.4 Reported Net Income per Share - Diluted $ 2.26 $ 2.13 $ 7.46 $ 6.91 Real estate and other repositioning costs $ — $ — $ 0.22 $ 0.72 Gain on disposition of subsidiary $ — $ — $ — $ (0.28) Acquisition transaction costs $ 0.07 $ 0.07 $ 0.06 $ 0.06 Amortization of acquired intangible assets and internally developed strategic platform assets $ 0.08 $ 0.06 $ 0.32 $ 0.23 Non-GAAP Adjusted Net Income per Share - Omnicom Group Inc. - Diluted $ 2.41 $ 2.26 $ 8.06 $ 7.64 Non-GAAP Reconciliations In millions The above table reconciles the GAAP financial measure of Net Income-Omnicom Group Inc. to Non-GAAP Net Income-Omnicom Group Inc.-Adjusted for the periods presented. Management believes these non-GAAP measures are useful for investors to evaluate the comparability of the performance of our business year to year.

22Disclosures The preceding materials have been prepared for use in the February 4, 2025 conference call on Omnicom’s results of operations for the three and twelve months ended December 31, 2024. The call will be archived on the Internet at http://investor.omnicomgroup.com Forward-Looking Statements Certain statements in this document contain forward-looking statements, including statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, from time to time, the Company or its representatives have made, or may make, forward-looking statements, orally or in writing. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial position, or otherwise, based on current beliefs of the Company’s management as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “should,” “would,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include: the risks relating to the pending Merger with IPG, including: that the Merger may not be completed in a timely manner or at all; delays, unanticipated costs or restrictions resulting from regulatory review of the Merger; uncertainties associated with the Merger may cause a loss of both companies’ management personnel and other key employees, and cause disruptions to both companies’ business relationships; the Merger Agreement subjects the Company and IPG to restrictions on business activities prior to the effective time of the Merger; the Company and IPG are expected to incur significant costs in connection with the Merger and integration; litigation risks relating to the Merger; the business and operations of both companies may not be integrated successfully in the expected time frame; the Merger may result in a loss of both companies’ clients, service providers, vendors, joint venture participants and other business counterparties; and the combined company may fail to realize all of the anticipated benefits of the Merger or fail to effectively manage its expanded operations; adverse economic conditions, including those caused by geopolitical events, international hostilities, acts of terrorism, public health crises, high and sustained inflation in countries that comprise our major markets, high interest rates, and labor and supply chain issues affecting the distribution of our clients’ products; international, national, or local economic conditions that could adversely affect the Company or its clients; losses on media purchases and production costs incurred on behalf of clients; reductions in client spending, a slowdown in client payments, and a deterioration or disruption in the credit markets; the ability to attract new clients and retain existing clients in the manner anticipated; changes in client advertising, marketing, and corporate communications requirements; failure to manage potential conflicts of interest between or among clients; unanticipated changes related to competitive factors in the advertising, marketing, and corporate communications industries; unanticipated changes to, or the ability to hire and retain key personnel; currency exchange rate fluctuations; reliance on information technology systems and risks related to cybersecurity incidents; effective management of the risks, challenges and efficiencies presented by utilizing Artificial Intelligence (AI) technologies and related partnerships in our business; changes in legislation or governmental regulations affecting the Company or its clients; risks associated with assumptions the Company makes in connection with its acquisitions, critical accounting estimates and legal proceedings; the Company’s international operations, which are subject to the risks of currency repatriation restrictions, social or political conditions, and an evolving regulatory environment in high-growth markets and developing countries; and risks related to our environmental, social, and governance goals and initiatives, including impacts from regulators and other stakeholders, and the impact of factors outside of our control on such goals and initiatives. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect the Company’s business, including those described in Item 1A, “Risk Factors” and Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and in other documents filed from time to time with the Securities and Exchange Commission. Except as required under applicable law, the Company does not assume any obligation to update these forward-looking statements. Non-GAAP Financial Measures We present financial measures determined in accordance with generally accepted accounting principles in the United States (“GAAP”) and adjustments to the GAAP presentation (“Non-GAAP”), which we believe are meaningful for understanding our performance. We believe these measures are useful in evaluating the impact of certain items on operating performance and allow for comparability between reporting periods. EBITA is defined as earnings before interest, income taxes, and amortization of acquired intangible assets and internally developed strategic platform assets, and EBITA margin is defined as EBITA divided by revenue. We use EBITA and EBITA margin as additional operating performance measures, which exclude the non-cash amortization expense of acquired intangible assets and internally developed strategic platform assets. We also use Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITA, Adjusted EBITA Margin, Adjusted Income Tax Expense, Adjusted Net Income – Omnicom Group Inc. and Adjusted Net Income per diluted share – Omnicom Group Inc. as additional operating performance measures. Free Cash Flow is defined as net income plus depreciation, amortization, share based compensation expense plus/(less) other items to reconcile to net cash (used in) provided by operating activities. We believe Free Cash Flow is a useful measure of liquidity to evaluate our ability to generate excess cash from our operations. Primary Uses of Cash is defined as dividends to common shareholders, dividends paid to non-controlling interest shareholders, capital expenditures, cash paid on acquisitions, payments for additional interest in controlled subsidiaries and stock repurchases, net of the proceeds from our stock plans, and excludes changes in operating capital and other investing and financing activities, including commercial paper issuances and redemptions used to fund working capital changes. We believe this liquidity measure is useful in identifying the significant uses of our cash. Net Free Cash Flow is defined as Free Cash Flow less the Primary Uses of Cash. Net Free Cash Flow is one of the metrics used by us to assess our sources and uses of cash and was derived from our consolidated statements of cash flows. We believe that this liquidity measure is meaningful for understanding our primary sources and primary uses of that cash flow. EBITDA is defined as earnings before interest, taxes, depreciation and amortization of intangible assets. Net Debt is defined as total debt less cash, cash equivalents and short-term investments. We believe net debt, together with the comparable GAAP measures, reflects one of the liquidity metrics used by us to assess our cash management. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled amounts reported by other companies. Other Information All dollar amounts are in millions except for per share figures. The information contained in this document has not been audited, although some data has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational, and other non-financial data contained in this document have been derived from sources that we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information. Certain amounts in prior periods have been reclassified to conform to our current presentation. The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

23Disclosures ADDITIONAL INFORMATION ABOUT THE TRANSACTION WITH IPG AND WHERE TO FIND IT In connection with the proposed transaction, Omnicom and IPG have filed a joint proxy statement with the SEC on January 17, 2025 and Omnicom has filed with the SEC a registration statement on Form S-4 on January 17, 2025 (File No. 333-284358) (“Form S-4”) that includes the joint proxy statement of Omnicom and IPG and that also constitutes a prospectus of Omnicom. Each of Omnicom and IPG may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Omnicom or IPG may file with the SEC. The definitive joint proxy statement/ prospectus have been mailed to stockholders of Omnicom and IPG. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN AND MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OMNICOM, IPG AND THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of the registration statement and joint proxy statement/prospectus and other documents containing important information about Omnicom, IPG and the proposed transaction, through the website maintained by the SEC at http://www.sec.gov. Copies of the registration statement and joint proxy statement/prospectus and other documents (if and when available) filed with the SEC by Omnicom may be obtained free of charge on Omnicom’s website at https://investor.omnicomgroup.com/financials/sec-filings/default.aspx or, alternatively, by directing a request by mail to Omnicom’s Corporate Secretary at Omnicom Group Inc., 280 Park Avenue, New York, New York 10017. Copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents filed with the SEC by IPG may be obtained free of charge on IPG’s website at https:// investors.interpublic.com/sec-filings/financial-reports or, alternatively, by directing a request by mail to IPG’s Corporate Secretary at The Interpublic Group of Companies, Inc., 909 Third Avenue, New York, NY 10022, Attention: SVP & Secretary. PARTICIPANTS IN THE SOLICITATION Omnicom, IPG and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Omnicom, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Omnicom’s Annual Report on Form 10-K, including under the heading “Information About Our Executive Officers,” and proxy statement for Omnicom’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2024, including under the headings “Executive Compensation,” “Omnicom Board of Directors,” “Directors’ Compensation for Fiscal Year 2023” and “Stock Ownership Information.” To the extent holdings of Omnicom common stock by the directors and executive officers of Omnicom have changed from the amounts reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 (“Form 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”), subsequently filed by Omnicom’s directors and executive officers with the SEC. Information about the directors and executive officers of IPG, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in IPG’s Annual Report on Form 10-K, including under the heading “Executive Officers of the Registrant,” and proxy statement for IPG’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2024, including under the headings “Board Composition,” “Non-Management Director Compensation,” “Executive Compensation” and “Outstanding Shares and Ownership of Common Stock.” To the extent holdings of IPG common stock by the directors and executive officers of IPG have changed from the amounts reflected therein, such changes have been or will be reflected on Forms 3, Forms 4 or Forms 5, subsequently filed by IPG’s directors and executive officers with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the registration statement and joint proxy statement/prospectus and other relevant materials filed or to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and security holders should read the registration statement and joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of any of the documents referenced herein from Omnicom or IPG using the sources indicated above.